UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2010 (February 24, 2010)

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2010, our Compensation Committee approved, and our Board of Directors ratified, new base salaries for our executive officers effective March 1, 2010. The base salary of Mr. William B. Moore, our President and Chief Executive Officer, increased from $630,000 to $660,000. The base salary of Mr. Douglas R. Sterbenz, our Executive Vice President and Chief Operating Officer, increased from $435,000 to $455,000. The base salary of Mr. Mark A. Ruelle, our Executive Vice President and Chief Financial Officer, increased from $420,000 to $435,000. The base salary of Mr. James J. Ludwig, our Executive Vice President, Public Affairs and Consumer Services, increased from $246,000 to $255,000. The base salary of Mr. Larry D. Irick, our Vice President, General Counsel and Corporate Secretary, increased from $256,000 to $265,000. Last year Messrs. Moore, Sterbenz and Ruelle did not receive increases in their base salaries. None of these officers participates in any bonus or short-term incentive plan.

New long-term incentive awards of restricted share units were also approved for our executive officers. Prior to 2010, generally, awards of restricted share units were made periodically that vested over multiple years based on time. After a comprehensive review of our executive compensation program, our Compensation Committee and Board of Directors approved a new structure for long-term incentives beginning in 2010 that contemplates annual awards of restricted share units with half of the award vesting in three years based on time, and half vesting in three years but subject to adjustment upward or downward based on performance, with performance tied to our total shareholder return relative to the total shareholder return for a peer group. Because long-term incentives had not been awarded to the executive officers for 2010 and 2011 under our prior long-term incentive program, one and two-year transition awards vesting in one and two years were also approved.

On February 24, 2010, Mr. Moore, Mr. Sterbenz, Mr. Ruelle, Mr. Ludwig and Mr. Irick each received three awards of 65,600, 29,000, 29,000, 15,000 and 15,000 restricted share units, respectively. Our average common stock price for the thirty trading days ending December 31, 2009 was used to determine the number of restricted share units awarded.

In the case of each officer, with respect to the first award, half of the award consists of time-based restricted share units that vest on January 1, 2011. The other half of the award consists of a target number of performance-based restricted share units that vest on January 1, 2011, with the target number adjusted downward or upward based on our total shareholder return in comparison to the total shareholder return of a peer group during a performance period from January 1, 2010 through December 31, 2010. The officer will receive between 75% and 125% of the target award depending on our total shareholder return in comparison to the total shareholder return for the peer group. Vesting is subject to the officer’s employment with us continuing uninterrupted through the vesting date, except that a prorated portion of the award will vest if the officer's employment terminates on account of death, disability or retirement.

In the case of each officer, with respect to the second award, half of the award consists of time-based restricted share units that vest on January 1, 2012. The other half of the award consists of a target number of performance-based restricted share units that vest on January 1, 2012, with the target number adjusted downward or upward based on our total shareholder return in comparison to the total shareholder return of a peer group during a performance period from January 1, 2010 through December 31, 2011. The officer will receive between 50% and 150% of the target award depending on our total shareholder return in comparison to the total shareholder return for the peer group. Vesting is subject to the officer’s employment with us continuing uninterrupted through the vesting date, except that a prorated portion of the award will vest if the officer's employment terminates on account of death, disability or retirement.

In the case of each officer, with respect to the third award, half of the award consists of time-based restricted share units that vest on January 1, 2013. The other half of the award consists of a target number of performance-based restricted share units that vest on January 1, 2013, with the target number adjusted downward or upward based on our total shareholder return in comparison to the total shareholder return of a peer group during a performance period from January 1, 2010 through December 31, 2012. The officer will not receive any portion of the target award if our total shareholder return is less than 25% of the total shareholder return for the peer group, and the officer will receive between 25% and 200% of the target award if our total shareholder return is at least 25% and up to 90% or more of the total shareholder return for the peer group. Vesting is subject to the officer’s employment with us continuing uninterrupted through the vesting date, except that a prorated portion of the award will vest if the officer's employment terminates on account of death, disability or retirement.

On February 24, 2010, our Board of Directors also approved amended and restated change in control agreements with Mr. Sterbenz, Mr. Ruelle, Mr. Irick and Mr. Ludwig. We have not entered into a change in control agreement with Mr. Moore. These agreements were only modified so that defined terms used in them refer to both time-based and performance-based restricted share units following the modifications discussed above in the form of long-term incentive awards made to the executive officers. The form of the amended and restated change in control agreement is filed as Exhibit 10(au) to our Annual Report on Form 10-K filed on February 25, 2010. Otherwise, the terms of the amended and restated agreements are consistent with the summary included in the Current Report on Form 8-K that we filed with the Securities and Exchange Commission on August 23, 2005.

The foregoing is qualified in its entirety by reference to the forms of restricted share unit award documents and the form of amended and restated change in control agreement filed as Exhibits 10(aq), 10(ar), 10(as), 10(at) and 10(au), respectively, to our Annual Report on Form 10-K filed on February 25, 2010.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Form of Restricted Share Units Award

Exhibit 10.2	Form of Performance Based Restricted Share Units Award

Exhibit 10.3	Form of First Transition Performance Based Restricted Share Units Award

Exhibit 10.4	Form of Second Transition Performance Based Restricted Share Units Award

Exhibit 10.5	Form of Amended and Restated Change in Control Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: March 2, 2010	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 10.1	Form of Restricted Share Units Award (filed as Exhibit 10(aq) to the Annual Report on Form 10-K filed on February 25, 2010)

Exhibit 10.2	Form of Performance Based Restricted Share Units Award (filed as Exhibit 10(ar) to the Annual Report on Form 10-K filed on February 25, 2010)

Exhibit 10.3	Form of First Transition Performance Based Restricted Share Units Award (filed as Exhibit 10(as) to the Annual Report on Form 10-K filed on February 25, 2010)

Exhibit 10.4	Form of Second Transition Performance Based Restricted Share Units Award (filed as Exhibit 10(at) to the Annual Report on Form 10-K filed on February 25, 2010)

Exhibit 10.5	Form of Amended and Restated Change in Control Agreement (filed as Exhibit 10(au) to the Annual Report on Form 10-K filed on February 25, 2010)